Remaining Performance Obligations	12 Months Ended
Mar. 31, 2026
Remaining Performance Obligations [Abstract]
Remaining Performance Obligations	REMAINING PERFORMANCE OBLIGATIONS
Remaining performance obligations relate to the Company’s performance obligations that are partially or fully unsatisfied under signed fixed-fee arrangements. When estimating minimum transaction prices allocated to the remaining unsatisfied, or partially unsatisfied, performance obligations, the Company applied the practical expedient to not disclose information about remaining performance obligations if the underlying contract has an original expected duration of one year or less and for those contracts where the Company bills the same value as that which is transferred to the customer.
The amount of the selling price allocated to remaining performance obligations as at March 31, 2026 is $54,744,000 (2025 - $71,697,000) and is expected to be recognized as revenue within a weighted average of 1.5 years (2025 - 2.0 years).